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 Supplement to the Statement of Additional Information dated September 29, 1999

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                       NUVEEN FLAGSHIP MULTISTATE TRUST I

                  Nuveen Flagship Arizona Municipal Bond Fund

                  Nuveen Flagship Colorado Municipal Bond Fund

                  Nuveen Flagship Florida Municipal Bond Fund

                      Nuveen Maryland Municipal Bond Fund

                 Nuveen Flagship New Mexico Municipal Bond Fund

                Nuveen Flagship Pennsylvania Municipal Bond Fund

                  Nuveen Flagship Virginia Municipal Bond Fund

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  In the section of the Statement of Additional Information entitled
"Additional Information on the Purchase and Redemption of Fund Shares" under Reduction or Elimination of Contingent Deferred Sales Charge, the waiver or reduction of the CDSC for redemptions made pursuant to a Fund's systematic investment plan is hereby amended and restated as follows:

    The CDSC may be waived for redemptions, made on or after December 15, 1999 pursuant to a fund's systematic withdrawal plan, of up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder.



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                                                               VGN-S-3-SAI 12-99